THE ADVISORS' INNER CIRCLE FUND

                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND

                   SUPPLEMENT DATED SEPTEMBER 12, 2008 TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI

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On August 12, 2008, at the recommendation of Commerce Capital Markets, Inc. (the
"Adviser"), the investment adviser of the Commerce Capital Government Money Market Fund, Commerce Capital Treasury Obligations Money Market Fund, and Commerce Capital Institutional Select Government Money Market Fund (the
"Funds"), the Board of Trustees of The Advisors' Inner Circle Fund approved the liquidation of the Funds.

The Funds, except the Commerce Capital Government Money Market Fund, are expected to cease operations and liquidate on or about November 1, 2008. The Commerce Capital Government Money Market Fund is expected to cease operations and liquidate on or about January 2, 2009. Prior to each Fund's date of liquidation (Liquidation Date), Fund shareholders may redeem (sell) their shares in the manner described in the prospectuses under "How to Sell Your Fund Shares." If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date. The Adviser or its affiliates ("Commerce") have discretionary authority over certain Fund shareholder accounts. It is anticipated that, promptly after the Liquidation Date, Commerce will invest the liquidation proceeds distributed to each such shareholder in a comparable money market fund. Contact Commerce for more information concerning the re-investment of your liquidation proceeds.

In anticipation of the Funds' liquidation, the Adviser may manage the Funds in a manner intended to raise cash in order to facilitate the orderly liquidation of the Funds. As a result, during this time, all or a portion of the Funds may not be invested in a manner consistent with its stated investment strategies, which may prevent the Funds from achieving their investment objective during this time.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares. You should consult your personal tax advisor concerning your particular tax situation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 COM-SK-003-0100